INCOME TAXES - Reconciliation of Income Tax Provision (Details) - USD ($) $ in Thousands	6 Months Ended	12 Months Ended
	Jul. 31, 2016	Jan. 31, 2016
INCOME TAXES
Federal statutory rate		34.00%
Reconciliation of income taxes:
Income tax benefit computed at U.S. statutory rate		$ (5,302)
State income tax (net of federal benefit)		(838)
Stock-based compensation		200
Warrant valuation		148
Research and development credits		(128)
Change in valuation allowance		5,904
Other		20
Income tax provision	$ 2	$ 4